Exhibit 10.47

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (the “Agreement”) is entered into as of the 7th day of August, 2017, by and among PLATINUM PARTNERS CREDIT OPPORTUNITIES MASTER FUND, LP, a Delaware limited partnership (“Platinum”), DESERT HAWK GOLD, CORP., a Nevada corporation (“Borrower”), and each of IBEARHOUSE, LLC and WEST C STREET, LLC (separately “Ibearhouse” and “West C Street”, respectively, each a “Holder” and, together the “Holders”).

WITNESSETH:

WHEREAS, the Borrower and DMRJ Group I, LLC, a Delaware limited liability company (“DMRJ”), are parties to a certain Investment Agreement, dated as of July 14, 2010, as amended (as further modified or amended from time to time, the “Investment Agreement”), pursuant to which, among other things, DMRJ has made available to the Borrower a senior secured term loan credit facility in the original amount of up to $6,500,000, which has increased since that date through various amendments thereto, which is secured by all of the assets of the Borrower;

WHEREAS, DMRJ’s interest and rights under the Investment Agreement have been assigned to Platinum Partners Credit Opportunities Master Fund, LP, a Delaware limited partnership;

WHEREAS, the Holders entered into a Loan Agreement dated November 18, 2009 (the “Loan Agreement”), and each Holder loaned $300,000 to Borrower under the Loan Agreement and as evidenced by separate Promissory Notes each dated November 30, 2009 (the “Prior Notes”);

WHEREAS, the Holders entered into a Subordination Agreement dated July 14, 2010, with DMRJ (the “2010 Subordination Agreement”) under which the Holders agreed to subordinate the debt evidenced by the Loan Agreement and the Prior Notes to all indebtedness, liabilities and any other obligations of any kind or nature then existing or thereafter arising of the Borrower under the Investment Agreement;

WHEREAS, on October 18, 2012, Ibearhouse purchased 50,000 shares of common stock of the Borrower, and on October 22, 2012, West C Street purchased 50,000 shares of common stock of the Borrower, each for $50,000 in a nonpublic offering of stock by the Borrower (the “Offering”), whereby the investors were granted the option to convert their shares into cash from 5% of the sales price of the gold produced from the Kiewit claims based upon the value of the number of ounces represented by the total investment determined by a base price of $1,000 per ounce as evidenced by a Share Conversion Agreement dated September 11, 2012 (the “Conversion Agreement”);

WHEREAS, in accordance with the terms of the Conversion Agreement, on December 8, 2014, and December 15, 2014, Ibearhouse and West C Street, respectively, exercised their option to convert all of the shares purchased in the Offering into cash proceeds from the sale of gold by the Borrower as provided in the Conversion Agreement (the “Redemption Proceeds”);

WHEREAS, Holders have entered into a Note Purchase Agreement with the Borrowers dated October 14, 2016 (the “2016 NPA”), said loan being evidenced by Secured Convertible Promissory Notes, each in the principal amount of $125,000 (the “2016 Senior Notes”);

WHEREAS, the 2016 Senior Notes are secured by the “Collateral” (the “2016 Senior Note Collateral”), as defined in the Security Agreement dated October 14, 2016 between the Borrower and the Holders (the “2016 Security Agreement”) (the “2016 NPA”, “2016 Senior Notes”, and the “2016 Security Agreement”, together, defined as the “2016 Loan Documents”);

WHEREAS, the Parties entered into a Subordination Agreement dated October 14, 2016 (the “2016 Subordination Agreement”) pursuant to which Platinum agreed to subordinate to the Holders Platinum’s interest in the 2016 Senior Note Collateral, the principal and accrued but unpaid interest on the Prior Notes, and the Redemption Proceeds, a copy of which is attached hereto as Exhibit A;

WHEREAS, Holders have entered into a Note Purchase Agreement with the Borrowers dated August 7, 2017 (as in effect as of the date hereof, the “NPA”), said loan being evidenced by Secured Convertible Promissory Notes, each in the principal amount of up to $250,000 (as in effect as of the date hereof, the “Senior Notes”), copies of which are attached hereto as Exhibits B and C;

WHEREAS, the Senior Notes are secured by the “Collateral” (the “Senior Note Collateral”), as defined in the Security Agreement dated August 7, 2017 between the Borrower and the Holders (the “Security Agreement”) (the “NPA”, “Senior Notes”, and the “Security Agreement”, together, defined as the “Loan Documents”), a copy of which is attached hereto as Exhibit D; and

WHEREAS, Platinum has agreed to subordinate to the Holders Platinum’s interest in the Senior Note Collateral to the extent set forth herein;

NOW, THEREFORE, for the agreements contained herein and the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Loan Payment. Borrower shall be permitted to make principal and interest payments to Holders as required under the terms of the NPA, as in effect as of the date hereof, and Notes regardless of any unpaid amounts owed to Platinum and such payments to the Holder shall not constitute an event of default under the Investment Agreement. If the Notes shall mature before any amounts under the Investment Agreement are repaid in full, provided there are no uncured defaults under the Loan Documents, Borrower shall be permitted to pay those amounts required to be paid under the Notes without giving rise to a default or event of default under the terms of the Investment Agreement.

2. Subordination to Senior Note Payments. Platinum hereby subordinates (i) its right to payment by the Borrower of all or any part of the debt evidenced by the Investment Agreement to the full and final payment in cash and satisfaction of the Senior Notes in accordance with the terms and conditions in effect as of the date hereof to the Holders, and (ii) its interest in the Senior Note Collateral to the interest of the Holders in and to such Senior Note Collateral in an amount not to exceed $500,000 (plus any accrued but unpaid interest owed under the Senior Notes), unless and until the Holders have converted the Senior Notes to equity securities of the Borrower or otherwise received payment in full of the obligations owing to Holders pursuant to the terms of the Senior Notes; provided such obligations shall not exceed $500,000 (plus any accrued but unpaid interest owed under the Senior Notes). For purposes of clarification, the parties acknowledge that nothing herein shall amend, revise, or otherwise modify the terms and conditions set forth in the 2016 Subordination Agreement, all of which shall remain in full force and effect.

3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

5. Counterparts. This Agreement can be executed in multiple counterparts, with each constituting an original.

6. Exhibits. Each of the exhibits referenced in this Agreement are hereby incorporated by this reference.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement is entered into to be effective as of the day and year first above written.

PLATINUM:

Platinum Partners Credit Opportunities Master Fund, LP

By:	/s/ Melanie Cyganowski
Name: Melanie Cyganowski
Title: Receiver

BORROWER:

Desert Hawk Gold Corp.

By:
Name: Richard Havenstrite
Title: Chief Executive Officer

HOLDERS:

Ibearhouse, LLC

By:
Name: Kelley Price
Title: Manager

West C Street, LLC

By:
Name: Richard Meadows
Title: Manager

Signature Page

to

Subordination Agreement

IN WITNESS WHEREOF, this Agreement is entered into to be effective as of the day and year first above written.

PLATINUM:

Platinum Partners Credit Opportunities Master Fund, LP

By:
Name: Melanie Cyganowski
Title: Receiver

BORROWER:

Desert Hawk Gold Corp

By:	/s/ Richard Havenstrite
Name: Richard Havenstrite
Title: Chief Executive Officer

HOLDERS:

Ibearhouse, LLC

By:
Name: Kelley Price
Title: Manager

West C Street, LLC

By:
Name: Richard Meadows
Title: Manager

Signature Page

to

Subordination Agreement

IN WITNESS WHEREOF, this Agreement is entered into to be effective as of the day and year first above written.

PLATINUM:

Platinum Partners Credit Opportunities Master Fund, LP

By:
Name: Melanie Cyganowski
Title: Receiver

BORROWER:

Desert Hawk Gold Corp.

By:
Name: Richard Havenstrite
Title: Chief Executive Officer

HOLDERS:

Ibearhouse, LLC

By:	/s/ Kelley Price
Name: Kelley Price
Title: Manager

West C Street, LLC

By:
Name: Richard Meadows
Title: Manager

Signature Page

to

Subordination Agreement

IN WITNESS WHEREOF, this Agreement is entered into to be effective as of the day and year first above written.

PLATINUM:

Platinum Partners Credit Opportunities Master Fund, LP

By:
Name: Melanie Cyganowski
Title: Receiver

BORROWER:

Desert Hawk Gold Corp.

By:
Name: Richard Havenstrite
Title: Chief Executive Officer

HOLDERS:

Ibearhouse, LLC

By:
Name: Kelley Price
Title: Manager

West C Street, LLC

By:	/s/ Richard Meadows
Name: Richard Meadows
Title: Manager

Signature Page

to

Subordination Agreement

EXHIBIT A

Subordination Agreement dated October 14, 2016

EXHIBIT B

Promissory Note dated August 7, 2017 Issued to Ibearhouse

EXHIBIT C

Promissory Note dated August 7, 2017 Issued to West C Street

EXHIBIT D

Security Agreement dated August 7, 2017